UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 2014

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15903	72-1100013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300 Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2014, at the 2014 Annual Meeting of Stockholders of CARBO Ceramics Inc. (the “Company”), the Company’s stockholders approved the 2014 CARBO Ceramics Inc. Omnibus Incentive Plan (the “2014 Plan”). Only directors and key employees (including officers of the Company, whether or not they are members of the Board of Directors of the Company (the “Board”)) of the Company and its affiliates who have made or who the Compensation Committee of the Board (the “Committee”) believes will make substantial contributions to the management, growth and protection of the Company’s business are eligible to participate in the 2014 Plan. Under the 2014 Plan the Committee may grant cash-based awards, stock options (both nonqualified and “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended) and other equity-based awards (including stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units). Pursuant to the terms of the 2014 Plan, awards may be granted with respect to a number of shares of common stock of the Company that in the aggregate does not exceed 750,000 shares, plus (i) the number of shares subject to previously issued awards that are subsequently forfeited, cancelled or returned; and (ii) the number of shares subject to awards that are withheld by the Company or tendered by the participant to the Company to satisfy exercise price or tax withholding obligations in connection with such awards. A more detailed summary description of the 2014 Plan can be found in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 2, 2014 (the “Proxy Statement”), under the heading “Summary of the 2014 Omnibus Plan.” A copy of the 2014 Plan is attached as Appendix A to the Proxy Statement.

In addition, the Committee previously approved, subject to shareholder approval of the 2014 Plan, the standard form of award agreements for (i) restricted stock awards with time-based vesting for officers of the Company and (ii) restricted stock awards with time-based vesting for non-employee directors of the Company. These forms of agreements are substantially identical to the most recent corresponding forms used in connection with the Company’s 2009 Omnibus Incentive Plan, which are filed as Exhibits 10.12 and 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

The above description of the 2014 Plan and form of award agreements (including the description contained in the Company’s Proxy Statement) is not intended to be complete and is qualified in its entirety by reference to the specific language in the 2014 Plan and the form of award agreements included as exhibits to this filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	2014 CARBO Ceramics Inc. Omnibus Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 2, 2014)

10.2	Form of Officer Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.12 of the Company’s Annual Report on Form10-K, as filed with the Securities and Exchange Commission on February 24, 2014)

10.3	Form of Non-Employee Director Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.14 of the Company’s Annual Report on Form10-K, as filed with the Securities and Exchange Commission on February 24, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.

Date: May 27, 2014
	By:	/s/ R. Sean Elliott
R. Sean Elliott
Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

10.1	2014 CARBO Ceramics Inc. Omnibus Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 2, 2014)

10.2	Form of officer Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.12 of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on February 24, 2014)

10.3	Form of Non-Employee Director Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.14 of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on February 24, 2014)

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